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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 12, 2001

YAHOO! INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-28018 (Commission File Number)	77-0398689 (I.R.S. Employer Identification No.)

701 First Avenue
Sunnyvale, California 94089
(Address of Principal Executive Offices) (Zip Code)

(408) 349-3300
Registrant's telephone number including area code

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

    On December 12, 2001, Yahoo! Inc. issued a press release. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

    The press release and attachment filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release and its attachment contain forward-looking statements that involve risks and uncertainties concerning Yahoo!'s expected financial performance (as described without limitation in quotations from management in the press release), as well as Yahoo!'s strategic and operational plans. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. More information about potential factors that could affect the Company's business and financial results is included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and the Quarterly Reports on Form 10-Q for the three, six and nine-month periods ended September 30, 2001 which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission's website (http://www.sec.gov).

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

99.1	Press release dated December 12, 2001 by Yahoo! Inc. with attachment.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC.
By:	/s/ SUSAN L. DECKER Susan L. Decker Senior Vice President, Finance and Administration and Chief Financial Officer

Date: December 12, 2001

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated December 12, 2001 by Yahoo! Inc. with attachments.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS